Fees Summary	Dec. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,980,000.00
Previously Paid Amount	3,335.12
Total Fee Amount	4,002.15
Total Offset Amount	0.00
Net Fee	$ 667.03